Supplement Dated January 10, 2011 to your Prospectus

If you purchased a Contract between May 1, 2010 and January 21, 2011, this variable annuity was called Hartford Leaders Foundation.

You may not elect The Hartford’s Return of Premium II or The Hartford’s Maximum Anniversary Value optional death benefit riders until the later of January 24, 2011 or upon approval in your state.

This Supplement should be retained with the Prospectus for future reference.

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